SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     September 27, 1999 (September 27, 1999)
                Date of report (Date of earliest event reported)


                          OMNIQUIP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                    0-21461                 43-1721419
(State or other jurisdiction        (Commission File       (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


          222 East Main Street
     Port Washington, Wisconsin                            53074
(Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:  (414) 268-8965

Item 1.  Changes in Control

               On September 27, 1999, Textron Inc., a Delaware corporation ("Parent"), announced that its wholly-owned subsidiary, Telescope Acquisition Inc., a Delaware corporation ("Purchaser"), had accepted for payment 13,259,144, or approximately 93%, of the outstanding shares of common stock, par value $0.01 per share, including the associated preferred stock purchase rights issued pursuant to the Rights Agreement between OmniQuip International, Inc. (the "Company" or the "Registrant") and First Chicago Trust Company of New York, as Rights Agent, dated as of August 21, 1998, as amended (the "Shares"), of the Company, tendered in response to Purchaser's tender offer (the "Offer") for all outstanding Shares of the Company at a price of $21.00 per Share, net to the seller in cash, without interest thereon. The Offer expired, as scheduled, at 12:00 midnight, New York City time, on Friday, September 24, 1999.

               The Offer, commenced on August 27, 1999, was made pursuant to an Agreement and Plan of Merger, dated as of August 21, 1999 (the "Merger
Agreement"), by and among Parent, Purchaser and the Company. The merger of Purchaser into the Company is expected to occur on September 27, 1999.

               The Company has been advised by Purchaser and Parent that the total amount of funds required by Purchaser to purchase all Shares on a fully diluted basis and pay related fees and expenses is expected to be approximately $320 million. Matters relating to the funding of the capital contribution are set forth in Section 9 ("Source and Amount of Funds") on pages 19-20 of the Offer to Purchase, dated as of August 27, 1999, a copy of the form of which is attached as Exhibit (a)(1) to the Schedule 14D-1 filed by Parent on August 27, 1999, as amended (the "Schedule 14D-1"), and which Section 9 is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

               (i) Agreement and Plan of Merger, dated as of August 21, 1999, by and among the Company, Parent and Purchaser (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9 filed by the Company on August 27, 1999).

               (ii) Press Release issued by Parent on September 27, 1999 regarding completion of the Offer.

               (iii) Section 9 ("Source and Amount of Funds") on pages 19-20 of the Offer to Purchase (incorporated herein by reference to Exhibit (a)(i) to the
                              Schedule 14D-1 filed by Parent and Purchaser).

                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    OMNIQUIP INTERNATIONAL, INC.



Dated:  September 27, 1999          By: /s/  P. Enoch Stiff
                                       -----------------------------------------
                                        P. Enoch Stiff
                                        President and Chief Executive Officer

                               INDEX TO EXHIBITS


   Exhibit
     No.                                    Description
---------------     ------------------------------------------------------------

     2 Agreement and Plan of Merger, dated as of August 21, 1999, by and among the Company, Parent and Purchaser (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9 filed by the Company on August 27, 1999).

     99.1 Press Release issued by Parent on September 27, 1999 regarding completion of the Offer.

     99.2 Section 9 ("Source and Amount of Funds") on pages 19 - 20 of the Offer to Purchase (incorporated herein by reference to Exhibit (a)(i) to the Schedule 14D-1 filed by Parent and Purchaser).